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                                                                    Exhibit 13.1

                            CONTAX PARTICIPACOES S.A.
                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Contax Participacoes S.A. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 20-F for the year ended 2005 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 28, 2006               By: /s/  Francis James Leahy Meaney
                                       --------------------------------
                                       Name:   Francis James Leahy Meaney
                                       Title:  Chief Executive Officer

Dated: June 28, 2006               By: /s/  Michel Neves Sarkis
                                       -------------------------
                                       Name:   Michel Neves Sarkis
                                       Title:  Chief Financial Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 20-F.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.